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                                                                    EXHIBIT 5.1
                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 The CountryFund Opportunity Trust, 1996 Series:

  We consent to the use of our report dated October 22, 1996 included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                          KPMG PEAT MARWICK LLP

New York, New York
October 22, 1996